Exhibit 99.4

                                Impac France SARL

                              6, rue de l'Expansion

                                  67150 Erstein


                    Financial Reports as of February 28, 2002

                                  Certification

Figelor
16 rue Eugene Delacroix
67200 Strasbourg


The year-end close was prepared by us based on the bookkeeping records maintained by us, the documentation provided by the corporation as well as received information. An audit of the documentation and positions of the year-end reports was not part of the mandate.


Strasbourg, January 24, 2003


                                    Figelor
                                    Fiduciaire de la gestion et de lorganisation
                                    Mr. Hauss

                                  Balance Sheet
                             As of February 28, 2002

** exchange rate as of 02/28/02.... 1 Euro = .8659 USD

-------------------------------------------------------------------------------------------------------------------------
Asssets                                                                  Current Year
                                                                         02/28/2002
-------------------------------------------------------------------------------------------------------------------------
                           Gross          Depr. & Prov              Net            Gross       Depr. & Prov     Net
                           -----          ------------              ---            -----       ------------     ---
                           Euro                Euro                Euro             USD             USD         USD
Fixed Assets
Concessions, patents
 and similar rights    15,347.80 (euro)    14,386.25 (euro)      961.55 (euro)   $ 13,289.66   $ 12,457.05   $    832.61
Industrial fixtures,
 fittings,
 ant mach. And equipm.    731.76 (euro)       731.76 (euro)        0.00 (euro)   $    633.63   $    633.63   $      0.00
Other tangable fixed
 assets                56,380.15 (euro)    47,259.44 (euro)    9,120.71 (euro)   $ 48,619.57   $ 40,921.95   $  7,897.62
Other fixed assets      2,317.22 (euro)         0.00 (euro)    2,317.22 (euro)   $  2,006.48   $      0.00   $  2,006.48
                      ----------           ---------         ----------          -----------   -----------   -----------
Total (1)              74,776.93 (euro)    62,377.45 (euro)   12,399.48 (euro)   $ 64,749.34   $ 54,012.63   $ 10,736.71
                      ----------           ---------         ----------          -----------   -----------   -----------

Current Assets
Goods held for resale  91,741.13 (euro)         0.00 (euro)   91,741.13 (euro)   $ 79,436.64   $      0.00   $ 79,438.64
Prepayments to
 suppliers              1,576.92 (euro)         0.00 (euro)    1,576.92 (euro)   $  1,365.46   $      0.00   $  1,365.46
Trade receivables     466,550.97 (euro)    44,927.06 (euro)  421,623.91 (euro)   $403,966.46   $ 38,902.34   $365,084.14
Other receivables
 - State, income Tax       53.74 (euro)         0.00 (euro)       53.74 (euro)   $     46.53   $      0.00   $     46.53
 - State, sales Tax     2,511.12 (euro)         0.00 (euro)    2,511.12 (euro)   $  2,174.36   $      0.00   $  2,174.38
 - Other                    0.00 (euro)         0.00 (euro)        0.00 (euro)   $      0.00   $      0.00   $      0.00
Cash                  224,948.62 (euro)         0.00 (euro)  224,948.62 (euro)   $194,783.01   $      0.00   $194,783.01
Prepaid Expenses       16,012.11 (euro)         0.00 (euro)   16,012.11 (euro)   $ 13,864.69   $      0.00   $ 13,864.89

Total (II)            803,394.61 (euro)    44,927.06 (euro)  758,467.55 (euro)   $695,659.39   $ 38,902.34   $656,757.05
                      ----------          ----------         ----------          -----------   -----------   -----------
Total Assets          878,171.54 (euro)   107,304.51 (euro)  770,867.03 (euro)   $760,408.74   $ 92,914.98   $667,493.76
                      ==========          ==========         ==========          ===========   ===========   ===========


-------------------------------------------------------
Assets                              Prior Year
                                    02/28/2001
-------------------------------------------------------

                              Net              Net
                              ---              ---
                              Euro             USD
Fixed Assets
Concessions, patents
 and similar rights       1,543.70 (euro)   $  1,336.69
Industrial fixtures,
 fittings,
 ant mach. And equipm.        0.00 (euro)   $      0.00
Other tangable fixed
 assets                  13,625.66 (euro)   $ 11,789.46
Other fixed assets        2,317.23 (euro)   $  2,006.49
                        ----------          -----------
Total (1)                17,486.59 (euro)   $ 15,141.64
                        ----------          -----------

Current Assets
Goods held for resale    74,677.83 (euro)   $ 64,663.53
Prepayments to
 suppliers                2,490.50 (euro)   $  2,156.52
Trade receivables       413,062.96 (euro)   $357,671.22
Other receivables
 - State, income Tax      6,021.74 (euro)   $  5,214.37
 - State, sales Tax       1,852.50 (euro)   $  1,604.08
 - Other                  2,473.00 (euro)   $  2,141.37
Cash                    256,719.55 (euro)   $224,025.00
Prepaid Expenses         18,532.57 (euro)   $ 16,047.26

Total (II)              777,830.65 (euro)   $673,523.56
                        ----------          -----------
Total Assets            795,317.24 (euro)   $688,665.20
                        ==========          ===========

Shareholders Equity

Capital                                               22,867.35(euro)                 $19,800.84    22,867.35(euro)    $19,800.84
Retained Earnings (Loss)                             (34,928.54(euro))                             (97,420.70(euro))  ($84,356.58)
YTD Net Income (Loss)                                  6,529.23(euro)                  $5,653.66    62,492.18(euro)    $54,111.98

                            ----------  ----------   ----------------  -----  -----  -----------   ----------------   -----------
Total Equity                0.00(euro)  0.00(euro)    (5,531.96(euro)) $0.00  $0.00   ($4,790.12)  (12,061.17(euro))  ($10,443.77)
                            ----------  ----------   ----------------  -----  -----  -----------   ----------------   -----------

Loans & Debts

Bank overdraft                                           132.00(euro)                    $114.30         0.00(euro)         $0.00
Trade Accounts Payable                               666,979.54(euro)                $577,537.58   702,361.85(euro)   $608,175.13
Tax payable & social
liabilities:
- Staff                                               35,902.22(euro)                 $31,087.73    33,533.08(euro)    $29,036.29
- Payroll tax                                         42,378.67(euro)                 $36,695.69    39,558.58(euro)    $34,253.77
- State, profit tax                                      179.00(euro)                    $155.00         0.00(euro)         $0.00
- State, turnover tax                                 22,783.98(euro)                 $19,728.65    24,529.23(euro)    $21,239.86
- Other tax                                            2,728.18(euro)                  $2,362.33     2,553.22(euro)     $2,210.83
Other Debt                                             5,315.40(euro)                  $4,602.60     4,842.45(euro)     $4,193.08

                            ----------  ----------   ----------------  -----  -----  -----------   ----------------   -----------
Total (II)                  0.00(euro)  0.00(euro)   776,398.99(euro)  $0.00  $0.00  $672,283.89   807,378.41(euro)   $699,108.97
                            ----------  ----------   ----------------  -----  -----  -----------   ----------------   -----------

                            ----------  ----------   ----------------  -----  -----  -----------   ----------------   -----------
Total Equity & Liability    0.00(euro)  0.00(euro)   770,867.03(euro)  $0.00  $0.00  $667,493.76   795,317.24(euro)   $688,665.20
                            ==========  ==========   ================  =====  =====  ===========   ================   ===========

                                Income Statement
                        Business Year Ended Feb 28, 2002

                                                 (12 Month)                               (12 Month)
                                    -----------------------------------     -----------------------------------
                                          Total               Total                Total             Total
                                    ------------------   --------------     ------------------    -------------
                                           Euro                USD                  Euro              USD
                                    ------------------   --------------     ------------------    -------------
Sales of goods                      1,594,252.26(euro)    $1,380,463.03     1,558,469.90(euro)    $1,349,479.09
Sale of manuf. Services               126,771.69(euro)      $109,771.61        98,384.75(euro)       $85,191.36
                                    ------------------   --------------     ------------------    -------------
Net Turnover                        1,721,023.95(euro)    $1,490,234.64     1,656,854.65(euro)    $1,434,670.44
                                    ------------------   --------------     ------------------    -------------

Operating Subsidies                         0.00(euro)            $0.00          (503.08(euro))         $435.62
Recaptures on depreciations,
reserves, expense transfer              4,134.75(euro)        $3,580.28         2,568.26(euro)        $2,223.86
Other operating Income                      0.00(euro)            $0.00            20.03(euro)           $17.34
                                    ------------------   --------------     ------------------    -------------
Total Operating Income              1,725,158.70(euro)    $1,493,814.92     1,659,946.02(euro)    $1,437,347.28
                                    ------------------   --------------     ------------------    -------------

Purchases of goods
   Incl. customs duties)            1,009,555.17(euro)      $874,173.82       983,620.50(euro)      $851,716.99
Inventory variations (goods)          (17,063.30(euro))     ($14,775.11)      (29,240.74(euro)      ($25,319.56)
Other purchases and external
        expenses                      304,123.28(euro)      $263,340.35       276,636.97(euro)      $239,539.95
Taxes and similar payments             12,348.10(euro)       $10,692.22        10,921.59(euro)        $9,457.00
Salaries and wages                    239,530.66(euro)      $207,409.60       238,223.55(euro)      $206,277.77
SOcial Security expenses              103,476.79(euro)       $89,600.55       103,778.08(euro)       $89,861.44
Operating allowances:
  for fixed assets:
- depreciation allowances               7,779.31(euro)        $6,736.10        11,136.99(euro)        $9,643.52
  for current assets:
- reserve allowance                    44,927.06(euro)       $38,902.34             0.00(euro)            $0.00
Other expenses                          1,497.29(euro)        $1,296.50            34.03(euro)           $29.47
                                    ------------------   --------------     ------------------    -------------
Total Operating Expense             1,706,174.36(euro)    $1,477,376.38     1,595,110.97(euro)    $1,381,206.59
                                    ------------------   --------------     ------------------    -------------

                                    ------------------   --------------     ------------------    -------------
Total Operating Result                 18,984.34(euro)       $16,438.54        64,835.05(euro)       $56,140.67
                                    ------------------   --------------     ------------------    -------------
Interest and similar income                25.53(euro)           $22.11            38.99(euro)           $33.76
Profits on foreign exchange                 0.00(euro)             $000            50.72(euro)           $43.92
                                    ------------------   --------------     ------------------    -------------
Total Financial Income                     25.53(euro)           $22.11            89.71(euro)           $77.68
                                    ------------------   --------------     ------------------    -------------

Interest and similar expense              192.33(euro)          $166.54           152.08(euro)          $131.69
Loss on foreign exchange                    0.00(euro)            $0.00            86.59(euro)           $74.98

                                    ------------------   --------------     ------------------    -------------
Total Financial Expense                   192.33(euro)          $166.54           238.67(euro)          $206.66
                                    ------------------   --------------     ------------------    -------------

                                    ------------------   --------------     ------------------    -------------
Financial Results                        (166.80(euro))        ($144.43)         (148.96(euro))       ($128.98)
                                    ------------------   --------------     ------------------    -------------

                                    ------------------   --------------     ------------------    -------------
Ordinary Result before T               18,817.54(euro)       $16,294.11        64,886.09(euro)       $56,011.69
                                    ------------------   --------------     ------------------    -------------
Extraordinary operating gains           3,243.39(euro)        $2,808.45             0.00(euro)            $0.00

                                    ------------------   --------------     ------------------    -------------
Total Extraordinary Inco                3,243.39(euro)        $2,808.45             0.00(euro)            $0.00
                                    ------------------   --------------     ------------------    -------------

Extraordinary operating losses          5,573.47(euro)        $4,826.07             0.00(euro)            $0.00
Extraordinary capital losses
                                    ------------------   --------------     ------------------    -------------
Total Extraordinary Loss                5,573.47(euro)        $4,826.07           593.20(euro)          $513.65
                                    ------------------   --------------     ------------------    -------------

                                    ------------------   --------------     ------------------    -------------
Extraordinary Result                   (2,330.08(euro))      ($2,017.62)         (593.20(euro))        ($513.65)
                                    ------------------   --------------     ------------------    -------------
Income Tax                              9,958.23(euro)        $8,622.83         1,600.71(euro)        $1,386.05
                                    ------------------   --------------     ------------------    -------------
Total Income                        1,728,427.62(euro)    $1,496,645.48     1,660,035.73(euro)    $1,437,424.94
                                    ------------------   --------------     ------------------    -------------
Total Expense                       1,721,898.39(euro)    $1,490,991.82     1,597,543.55(euro)    $1,383,312.96
                                    ------------------   --------------     ------------------    -------------
Net Income (Loss)                       6,529.23(euro)        $5,653.66        62,492.18(euro)       $54,111.98
                                    ==================   ==============     ==================    =============

                                                       (12/12)
                                    ----------------------------------------------
                                       Variation           Variation
                                          Euro                USD            %
                                    ----------------       ----------     --------
Sales of goods                       35,782.36(euro)       $30,983.95        2.30%
Sale of manuf. Services              28,386.94(euro)       $24,580.25       28.85%
                                    ----------------       ----------     --------
Net Turnover                         64,169.30(euro)       $55,564.20        3.87%
                                    ----------------       ----------     --------

Operating Subsidies                    (503.08(euro)        ($435.62)     -100.00%
Recaptures on depreciations,
reserves, expense transfer            1,566.49(euro)        $1,356.42       60.99%
Other operating Income                  (20.03(euro))         ($17.34)    -100.00%
                                    ----------------       ----------     --------
Total Operating Income               65,212.68(euro)       $56,467.66        3.93%
                                    ----------------       ----------     --------
Purchases of goods
   Iincl. customs duties)            25,934.67(euro)       $22,456.83        2.64%
Inventory variations (goods)         12,177.44(euro)       $10,544.45      -41.65%
Other purchases and external
        expenses                     27,486.31(euro)       $23,800.40        9.94%
Taxes and similar payments            1,426.51(euro)        $1,235.22       13.06%
Salaries and wages                    1,307.11(euro)        $1,131.83        0.55%
SOcial Security expenses               (301.29(euro))         ($26089)      -0.29%
Operating allowances:
  for fixed assets:
- depreciation allowances            (3,357.68(euro)       ($2,907.42)     -30.15%
  for current assets:
- reserve allowance                  44,927.06(euro)       $38,902.34        0.00%
Other expenses                        1,463.26(euro)        $1,267.04     4299.91%

                                    ----------------       ----------     --------
Total Operating Expense             111,063.39(euro)       $96,169.79        6.96%
                                    ----------------       ----------     --------

                                     ---------------       ----------     --------
Total Operating Result              (45,850.71(euro))     ($39,702.13)     -70.72%
                                    ----------------       ----------     --------

Interest and similar income             (13.46(euro))         ($11.66)     -34.52%
Profits on foreign exchange             (50.72(euro))         ($43.92)    -100.00%
                                    ----------------       ----------     --------
Total Financial Income                  (64.18(euro))         ($55.57)     -71.54%
                                    ----------------       ----------     --------
Interest and similar expense             40.25(euro)           $34.85       26.47%
Loss on foreign exchange                (86.59(euro)           ($7498)    -100.00%
                                    ----------------       ----------     --------
Total Financial Expense                (46.340(euro))         ($40.13)     -19.42%
                                    ----------------       ----------     --------

                                    ----------------       ----------     --------
Financial Results                       (17.84(euro))         ($15.45)      11.98%
                                    ----------------       ----------     --------

                                    ----------------       ----------     --------
Ordinary Result before T            (45,868.55(euro))     ($39,717.58)     -70.91%
                                    ----------------       ----------     --------
Extraordinary operating gains         3,243.39(euro)          $250845        00.0%

                                    ----------------       ----------     --------
Total Extraordinary Inco              3,243.39(euro)        $2,808.45        0.00%
                                    ----------------       ----------     --------
Extraordinary operating losses        5,573.47(euro)        $4,826.07        0.00%
Extraordinary capital losses           (593.20(euro))        ($513.65)    -100.00%
                                    ----------------       ----------     --------
Total Extraordinary Loss              4,980.27(euro)        $4,312.42      839.56%
                                    ----------------       ----------     --------
Extraordinary Result                 (1,736.88(euro))      ($1,503.96)     292.80%
                                    ----------------       ----------     --------
Income Tax                            8,357.52(euro)        $7,236.78      522.11%
                                    ----------------       ----------     --------
Total Income                         68,391.89(euro)       $59,220.54        4.12%
                                    ----------------       ----------     --------
Total Expense                       124,354.84(euro)      $107,678.86        7.78%
                                    ----------------       ----------     --------

                                    ----------------       ----------     --------
Net Income (Loss)                   (55,962.95(euro))     ($48,458.32)     -89.55%
                                    ================       ==========     ========

                              Success Calculation

                              [BAR CHART OMITTED]

            --------------------------------------------------------
                                       02/28/2002         2/28/01
            --------------------------------------------------------
            Trade Margin             601,760 (euro)   604,090 (euro)
            Production               126,772 (euro)    98,385 (euro)
            Surplus Value            424,409 (euro)   425,838 (euro)
            Gross Operating Income    69,053 (euro)    73,418 (euro)
            Operating Income          18,984 (euro)    64,835 (euro)
            Financial Results           -167 (euro)      -149 (euro)
            Ordinary Result           18,818 (euro)    64.686 (euro)
            Extraordinary Result      -2,330 (euro)       -59 (euro)
            Net Income                 6,529 (euro)    62,492 (euro)
            --------------------------------------------------------

                             Surplus Value Analysis

         [PIE CHART OMITTED]                        [PIE CHART OMITTED]

                              [PIE CHART OMITTED]

                                 02/28/2002          2/28/2001      02/28/2000
                                 ----------          ---------      ----------
Personell Expenses              343,007 (euro)    342,002 (euro)  281,785 (euro)
Taxes and Similar Expenses       12,348 (euro)     10,922 (euro)   10,589 (euro)
Investment Aides                      0 (euro)        503 (euro)        0 (euro)
Gross Operating Income           69,053 (euro)     73,418 (euro)   26,529 (euro)
Surplus Value                   424,409 (euro)    425,838 (euro)  318,902 (euro)

                             Surplus Value Analysis

                              [BAR CHART OMITTED]

                                02/28/2002          2/28/2001      02/28/2000
                                ----------         ----------      ----------
Personell Expenses            343,007 (euro)     342,002 (euro)   281,785 (euro)
Taxes and Similar Expenses     12,348 (euro)      10,922 (euro)    10,589 (euro)
Investment Aides                    0 (euro)         503 (euro)         0 (euro)
Gross Operating Income         69,053 (euro)      73,418 (euro)    26,529 (euro)
Surplus Value                 424,409 (euro)     425,838 (euro)   318,902 (euro)

                                  Fixed Assets

                                                       Value increase                                      Value Increase
             A)                Beginning        ----------------------------       Beginning         ---------------------------
                               Valuation        New Valuation    Purchase          Valuation         New Valuation     Purchase
                              ------------      -------------   ------------      -----------        -------------     ---------
                                  Euro               Euro          Euro                USD                 USD            USD
Immaterial Investments
Concessions, patents,
   and similar rights         15,348(euro)          0(euro)          0(euro)          $13,290                   $O            $0
                              ------------      -------------   ------------      -----------        -------------     ---------
           Total Sum II       15,348(euro)          0(euro)          0(euro)          $13,290                   $0            $0
                              ------------      -------------   ------------      -----------        -------------     ---------

Property Investments
Machinery and Equipment          732(euro)          0(euro)          0(euro)             $634                   $O            $0
Other Business Equipment      13,029(euro)          0(euro)      1,136(euro)          $11,282                   $O          $984
Furniture and Fixtures        40,659(euro)          0(euro)      1,556(euro)          $35,207                   $O        $1,347
                              ------------      -------------   ------------      -----------        -------------     ---------
           Total Sum III      54,420(euro)          0(euro)      2,692(euro)          $47,122                   $0        $2,331
                              ------------      -------------   ------------      -----------        -------------     ---------
Financial Investments
Loans and other
   financial investments       2,317(euro)          0(euro)          0(euro)           $2,006                   $0            $0
                              ------------      -------------   ------------      -----------        -------------     ---------
           Total Sum IV        2,317(euro)          0(euro)          0(euro)           $2,006                   $0            $0
                              ------------      -------------   ------------      -----------        -------------     ---------

                              ------------      -------------   ------------      -----------        -------------     ---------
Total Sum II, III, IV         72,085(euro)          0(euro)      2,692(euro)          $62,418                   $0        $2,331
                              ============      =============   ============      ===========        =============     =========

          B)                        Property Decrease                                    Property Decrease
                              -------------------------------     Ending          --------------------------------       Ending
                                 Reclass        Sale, Discont.   Valuation          Reclass          Sale, Discont.    Valuation
                              ------------      -------------   ------------      -----------        -------------     ---------
                                  Euro              Euro            Euro             USD                 USD              USD
Immaterial Investments
Concessions, patents,
   and similar rights              0(euro)            0(euro)   15,348(euro)               $0                   $0       $13,290
                              ------------      -------------   ------------      -----------        -------------     ---------
           Total Sum II            0(euro)            0(euro)   15,348(euro)               $0                   $0       $13,290
                              ------------      -------------   ------------      -----------        -------------     ---------

Property Investments
Machinery and Equipment            0(euro)            0(euro)      732(euro)               $0                   $0          $634
Other Business Equipment           0(euro)            0(euro)   14,165(euro)               $0                   $0       $12,265
Furniture and Fixtures             0(euro)            0(euro)   42,215(euro)               $0                   $0       $36,554
                              ------------      -------------   ------------      -----------        -------------     ---------
           Total Sum III           0(euro)            0(euro)   57,112(euro)               $0                   $0       $49,453
                              ------------      -------------   ------------      -----------        -------------     ---------
Financial Investments
Loans and other
   financial investments           0(euro)            0(euro)    2,317(euro)               $0                   $0        $2,006
                              ------------      -------------   ------------      -----------        -------------     ---------
           Total Sum IV            0(euro)            0(euro)    2,317(euro)               $0                   $0        $2,006
                              ------------      -------------   ------------      -----------        -------------     ---------

                              ------------      -------------   ------------      -----------        -------------     ---------
Total Sum II, III, IV              0(euro)            0(euro)   74,777(euro)               $0                   $0       $64,749
                              ============      =============   ============      ===========        =============     =========

                                  Depreciation

                                                                     Development of the Businsss Year
                                ----------------------------------------------------------------------------------------------------
Investment Properties             Beginning     Additions/   Disposals    Ending         Beginning   Addition/   Diposals  Ending
                                    Value       Write-offs                 Value           Value     Write-offs             Value
                                ------------   -----------  ----------   ------------   -----------  ----------  --------  ---------
                                    Euro           Euro        Euro         Euro            USD          USD       USD        USD
Immaterial Investments
Other Immaterial Investments    13,804(euro)     582(euro)     0(euro)   14,386(euro)       $11 953       $504         $0   $12,457
                                ------------   -----------  ----------   ------------   ------------  --------   --------  ---------
              Total Sum II      13,804(euro)     582(euro)     0(euro)   14,386(euro)       $11,953       $504         $0   $12,457
                                ------------   -----------  ----------   ------------   ------------  --------   --------  ---------

Property Investment
Machinery & Equipment              732(euro)       0(euro)     0(euro)       732(euro)          $634        $0         $0      $634
Other Business Equipment         9,754(euro)   1,360(euro)     0(euro)     1,114(euro)        $8,446      $178         $0    $9,624
Furniture & Fixtures            30,309(euro)   5,837(euro)     0(euro)    36,146(euro)       $26,245    $5,054         $0   $31,299
                                ------------   -----------  ----------   ------------   ------------  --------   --------  ---------
              Total Sum III     40,795(euro)   7,197(euro)     0(euro)    47,992(euro)       $35,324    $6,232         $0   $41,556
                                ------------   -----------  ----------   ------------   ------------  --------   --------  ---------

                                ------------   -----------  ----------   ------------   ------------  --------   --------  ---------
Total (II and III)              54,599(euro)   7,779(euro)     0(euro)    62,378(euro)       $47,277    $6,736         $0   $54,013
                                ============   ===========  ==========   ============   ============  ========   ========  =========


                                                                          Detailed Listing
                                ---------------------------------------------------------------------------------------------------
Investment Properties           Straight-Line  Degressive      Special          Straight-Line   Degressive     Special
                                Depreciation  Depreciation  Depreciation         Depreciation  Depreciation  Depreciation
                                ------------  ------------  ------------        -------------  ------------  ------------  --------
                                    Euro           Euro         Euro                 USD            USD          USD         USD
Immaterial Investments
Other Immaterial Investments       582(euro)       0(euro)      0(euro)                 $504           $0            $0          $0
                                ------------   -----------   ----------          ------------    --------      --------    --------
              Total Sum II         582(euro)       0(euro)      0(euro)                 $504           $0            $0          $0
                                ------------   -----------   ----------          ------------    --------      --------    --------

Property Investment
Machinery & Equipment                0(euro)       0(euro)      0(euro)                    $0          $0            $0          $0
Other Business Equipment         1,360(euro)       0(euro)      0(euro)                $1,178          $0            $0          $0
Furniture & Fixtures             5,837(euro)       0(euro)      0(euro)                $5,054          $0            $0          $0
                                ------------   -----------   ----------          ------------    --------      --------    --------
              Total Sum III      7,197(euro)       0(euro)      0(euro)                $6,232          $0            $0          $0
                                ------------   -----------   ----------          ------------    --------      --------    --------

                                ------------   -----------   ----------          ------------    --------      --------    --------
Total (II and III)               7,779(euro)       0(euro)      0(euro)                $6,736          $0            $0          $0
                                ============   ===========   ==========          ============    ========      ========    ========

                  Special Items, Reserves and Value Adjustments

                               Beginning      Additions     Disposal        Ending       Beginning   Additions  Disposal    Ending
                              ------------   -----------   ----------    ------------   ------------ ---------  --------  ---------
                                  Euro          Euro          Euro           Euro           USD          USD       USD       USD
Value adjustments
on Receivables                 1,480(euro)   44,927(euro)  -1,480(euro)   44,927(euro)        $1,282   $38,902   -$1,282    $38,902
                              ------------   -----------   -----------   ------------   ------------  --------  --------  ---------
Total Value Adjustments        1,480(euro)   44,927(euro)  -1,480(euro)   44,927(euro)        $1,282   $38,902   -$1,282    $38,902
                              ------------   -----------   -----------   ------------   ------------  --------  --------  ---------

                              Receivables and Liabilities


A) Receivables                  Balance Sheet    <1 Year         > 1 Year       Balance Sheet       <1 Year       > 1 Year
                               --------------  -------------   ------------     -------------    -------------  ------------
                                    Euro           Euro            Euro             USD               USD             USD
Investments
Other Financial Investments       2,317(euro)        0(euro)    2,317(euro)       2,006(euro)          0(euro)   2,006(euro)

Short-Term Assets
Doubtful Customer Accounts       68,047(euro)   68,047(euro)        0(euro)      58,922(euro)     58,922(euro)       0(euro)
Other Customer Receivables      398,504(euro)  398,504(euro)        0(euro)     345,065(euro)    345,065(euro)       0(euro)
Corporate Income Tax                 54(euro)       54(euro)        0(euro)          47(euro)         47(euro)       0(euro)
Sales Tax                         2,511(euro)    2,511(euro)        0(euro)       2,174(euro)      2,174(euro)       0(euro)
Accruals & Deferrals             16,012(euro)   16,012(euro)        0(euro)      13,865(euro)     13,865(euro)       0(euro)
                               --------------  -------------   ------------     -------------    -------------  ------------
Total                           487,445(euro)  485,128(euro)    2,317(euro)     422,079(euro)    420,072(euro)   2,006(euro)
                               ==============  =============   ============     =============    =============  ============


B) Liabilities                  Balance Sheet    <1 Year         > 1 Year       Balance Sheet       <1 Year       > 1 Year
                               --------------  -------------   ------------     -------------    -------------  ------------
                                    Euro           Euro            Euro             USD               USD             USD
Loans - up to two years
Accounts Payable                    132(euro)      132(euro)        0(euro)         114(euro)        114(euro)       0(euro)
Employees                       666,980(euro)  666,980(euro)        0(euro)     577,538(euro)    577,538(euro)       0(euro)
Social Security                  35,902(euro)   35,902(euro)        0(euro)      31,088(euro)     31,088(euro)       0(euro)
Corporate Tax                    42,379(euro)   42,379(euro)        0(euro)      36,696(euro)     36,696(euro)       0(euro)
Use Tax                             179(euro)      179(euro)        0(euro)         155(euro)        155(euro)       0(euro)
Other Tax Liabilities            22,784(euro)   22,784(euro)        0(euro)      19,729(euro)     19,729(euro)       0(euro)
                                  2,728(euro)    2,728(euro)        0(euro)       2,362(euro)      2,362(euro)       0(euro)
Other Liabilities                 5,315(euro)    5,315(euro)        0(euro)       4,602(euro)      4,602(euro)       0(euro)
                               --------------  -------------   ------------     -------------    -------------  ------------
Total                           776,399(euro)  777,399(euro)        0(euro)     676,284(euro)    676,284(euro)       0(euro)
                               ==============  =============   ============     =============    =============  ============

                                    Cash-Flow

from Gross Operating Profit                 02/28/2002                       02/28/2001                       02/28/2000
                                    ----------------------------     ----------------------------   ------------------------------
                                        Euro             USD             Euro             USD           Euro               USD
                                    ------------    ------------     ------------    ------------   ------------      ------------
  Gross Operating Profit            69,053(euro)    59,793(euro)     73,418(euro)    63,573(euro)   26,529(euro)      22,971(euro)
+ Reclassify Corp. Expense               0(euro)         0(euro)         20(euro)        17(euro)        0(euro)           0(euro)
- Other Operating Expense            1,497(euro)     1,296(euro)         34(euro)        29(euro)    8,121(euro)       7,032(euro)
+ Reclassed Expenses                 2,655(euro)     2,299(euro)      2,568(euro)     2,224(euro)    2,267(euro)       1,963(euro)
+ Financial Income                      26(euro)        23(euro)         90(euro)        78(euro)        0(euro)           0(euro)
- Financial Expense                    192(euro)       166(euro)        239(euro)       207(euro)      136(euro)         118(euro)
+ Extraordinary Income               3,243(euro)     2,808(euro)          0(euro)         0(euro)        0(euro)           0(euro)
- Extraordinary Expense              5,573(euro)     4,826(euro)          0(euro)         0(euro)      365(euro)         316(euro)
- Corporate Tax                      9,958(euro)     8,623(euro)      1,601(euro)     1,386(euro)    1,143(euro)         990(euro)
                                    ------------    ------------     ------------    ------------   ------------      ------------
             Cash Flow              57,756(euro)    50,012(euro)     74,222(euro)    64,269(euro)   19,030(euro)      16,479(euro)
                                    ============    ============     ============    ============   ============      ============



from Year-to-Date Results                   02/28/2002                       02/28/2001                       02/28/2000
                                    ----------------------------     ----------------------------   ------------------------------
                                        Euro             USD             Euro             USD           Euro               USD
                                    ------------    ------------     ------------    ------------   ------------      ------------
  YTD Income per Balance Sheet       6,529(euro)     5,653(euro)     62,492(euro)    54,112(euro)   15,434(euro)      13,364(euro)
+ Additions and Depreciations       52,706(euro)    45,638(euro)     11,137(euro)     9,644(euro)   11,628(euro)      10,069(euro)
- Dissolving of Depr. & Reserves     1,480(euro)     1,282(euro)          0(euro)         0(euro)    8,032(euro)       6,955(euro)
+ Profits from Disposal of Asset         0(euro)         0(euro)        593(euro)       513(euro)        0(euro)           0(euro)
                                    ------------    ------------     ------------    ------------   ------------      ------------
             Cash Flow              57,756(euro)    50,010(euro)     74,222(euro)    64,269(euro)   19,030(euro)      16,478(euro)
                                    ============    ============     ============    ============   ============      ============

                          Comparative Results Analysis

                                               02/28/2002                            02/28/2001
                                         Euro               USD                Euro              USD
Sales Income                       1,594,252(euro)      $1,380,463       1,558,470(euro)      $1,349,479
Sale of Goods                        126,772(euro)        $109,772          98,385(euro)         $85,192
Sale of Production (Sales)                 0(euro)              $0             503(euro)            $436
Corporate Subsidies                    4,135(euro)          $3,580           2,588(euro)          $2,241
Other Income
                                   ---------------      ----------       ---------------      ----------
       Total Income                1,725,159(euro)      $1,493,815       1,659,946(euro)      $1,437,347
                                   ---------------      ----------       ---------------      ----------
Operating Expenses
Inventory                          1,009,555(euro)        $874,174         983,621(euro)        $851,717
Inventory Value Adjustment           -17,063(euro)        -$14,775         -29,241(euro)        -$25,320
Other Inventory & Outside Svc.       304,123(euro)        $263 340         276,637(euro)        $239,540
Taxes and Similar Expenses            12,348(euro)         $10,692          10,922(euro)          $9,457
Salaries and Wages                   239,531(euro)        $207,410         238 224(euro)        $206,278
Social Security                      103,477(euro)         $89,601         103,778(euro)         $89,861
Increase in Depreciation               7,779(euro)          $6,736          11,137(euro)          $9,644
Increase in Value Adjustment          44,927(euro)         $38,902               0(euro)              $0
Other Expenses                         1,497(euro)          $1,296              34(euro)             $29
                                   ---------------      ----------       ---------------      ----------
   Total Operating Expenses        1,706,174(euro)      $1,477,376       1,595,111(euro)      $1,381,206
                                   ---------------      ----------       ---------------      ----------

Financial Income                          26(euro)             $23              90(euro)             $78
Financial Expenses                       192(euro)            $166             239(euro)            $207
Extraordinary Income                   3,243(euro)          $2,808               0(euro)              $0
Extraordinary Expenses                 5,573(euro)          $4,826             593(euro)            $513
Corporate Taxes                        9,958(euro)          $8,623           1,601(euro)          $1,386
                                   ---------------      ----------       ---------------      ----------
        Net Income (Loss)              6,529(euro)          $5,653          62,492(euro)         $54,112
                                   ---------------      ----------       ---------------      ----------